                                                                   EXHIBIT 10.37

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                               NINTH AMENDMENT TO
                            MASTER SERVICES AGREEMENT

      This Ninth Amendment ("Amendment") is effective as of July 1, 2004 (the "Ninth Amendment Effective Date") and amends and supplements that certain Master Services Agreement dated as of December 9, 1999 (the "Agreement") by and between Valor Telecommunications Enterprises, LLC (formerly known as dba Communications,
LLC), a Delaware limited liability company ("Client") and ALLTEL Communications, Inc., an Arkansas corporation (the successor to ALLTEL Information Services, Inc.) ("ALLTEL") (each a "Party" and collectively, the "Parties").

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and other good and valuable considerations, the Parties agree as follows:

1. Term. The definition of "Expiration Date" as set forth in Section 1.1 (h) of the Agreement is hereby replaced in its entirety with the following:

      "(h)  "Expiration Date" shall mean December 31, 2008."

2,    Access Line Charges. Section 2.1 of Exhibit E is hereby replaced in its entirety with the following:

      "2.1  ACCESS LINE CHARGES.

      (a) For each month during the Term, Client shall pay ALLTEL an amount (the "Access Line Charges" or "ALCs") equal to the greater of:

            (i) the Minimum Monthly ALC (as determined in accordance with subsection (b) below), or

            (ii) the actual number of Access Lines processed by ALLTEL multiplied by the applicable per Access Line Charge in subsection (c) below.

            For purposes of (ii) of this subsection (a), the actual number of Access Lines processed shall be determined as of the end of the month based on the Customer Access Line and Equipment Report generated through CAMS. In the event Client desires to utilize the ALLTEL System to bill its customers for services offered by Client without a corresponding Client Access Line which is billed through CAMS (e.g., out-of-territory ISP services, directory listings, directory advertising, etc.) (a "Non-Access Line Account"), Client shall so advise ALLTEL and ALLTEL will provide a proposal to

      Client to provide such Non-Access Line Account services, which proposal shall include any one-time and on-going charges of ALLTEL for such services. In the event Client desires to accept ALLTEL's proposal, the terms and conditions of such Non-Access Line Account services shall be reflected in an amendment to the Agreement. There shall be no additional Access Line Charges for services (such as ISP services, directory listings, directory advertising, etc.) associated with an Access Line. In addition, notwithstanding the foregoing, there shall be no additional Access Line Charges to continue utilizing the ALLTEL System to bill for Non-Access Line Account services that are being billed using the ALLTEL System as of the Ninth Amendment Effective Date; provided the number of Non-Access Line Accounts billed in this manner does not exceed [*****]% of the greater of the Minimum Number of Access Lines or the number of Access Lines then being processed by ALLTEL (however, if Client exceeds this threshold without agreeing on a rate per Non-Access Line Account for Non-Access Line Accounts services, Client shall pay $[*****] per Non-Access Line Account for such services until a revised rate is agreed upon).

      (b) The "Minimum Monthly ALC" for the applicable month shall be as set forth in the following table:

                                    MINIMUM NUMBER OF   MINIMUM MONTHLY
       APPLICABLE MONTH                ACCESS LINES          ALC
       ----------------                ------------     ---------------
   June, 2004 - December, 2004          [*****]          $[*****]
January, 2005 - December, 2005          [*****]          $[*****]
January, 2006 - December, 2006          [*****]          $[*****]
January, 2007 - December, 2007          [*****]          $[*****]
January, 2008 - December, 2008          [*****]          $[*****]

      (c) The applicable Access Line Charge for purposes of item (ii) of subsection (a) of this Section 2.1 above shall be as follows:

            (i) for Access Lines up to [*****] in any month, the applicable per Access Line Charge shall be as follows:

                  (A) for Access Lines processed in 2004, $[*****] per Access Line;

                  (B) for Access Lines processed in 2005, $[*****] per Access Line;

                  (C) for Access Lines processed in 2006, $[*****] per Access Line;

                  (D) for Access Lines processed in 2007, $[*****] per Access Line;

                  (E) for Access Lines processed in 2008, $[*****] per Access Line;

            (ii) for Access Lines in excess of [*****] in any month during the Term of this Agreement, the incremental per Access Line Charge shall be $[*****] per Access Line.

            For example, if in July, 2006, ALLTEL processes [*****] Access Lines for Client, the monthly Access Line Charge would be the greater of (A) $[*****] (which is

                                       2
      *****[CONFIDENTIAL]
      the Minimum Monthly ALC for July, 2006) or (B) $[*****] (which is the sum of (i) [*****] times $[*****] and (ii) [*****] times $[*****] for the
      [*****] Access Lines in excess of [*****]).

            (iii) The Access Line Charges shall continue to be adjusted for COLA pursuant to Section 8.1 of Exhibit E of the Agreement as amended by
      Section 6.1(b) of the Seventh Amendment to the Agreement.

            (iv) All invoices issued by ALLTEL after the Ninth Amendment Effective Date for Services rendered prior to the Ninth Amendment Effective Date shall be at the charges set forth in this Section 2.

      (d) ALLTEL shall invoice Client for Access Line Charges monthly, one month in arrears.

3. Credits. ALLTEL shall provide Client with a credit of $[*****]. [*****] Such credit shall beapplied by Client against the invoiced charges of ALLTEL in December, 2004 (which invoice is for Services rendered by ALLTEL in November, 2004).

4.    Conversion Matters.

      (a)   Kerrville Conversion.

            (i) On or before March 31, 2005, Client shall Convert all of the Client Access Lines known as the "Kerrville Access Lines" to the ALLTEL System, and upon such Conversion, ALLTEL shall provide the Services with respect to such Access Lines. For purposes of this Agreement, the "ALLTEL System" shall be the ALLTEL Software and the ALLTEL-Provided Third Party Software used by ALLTEL to provide the Managed Operations Services.

            (ii) ALLTEL shall provide the Conversion Services with respect to the Conversion of the Kerrville Access Lines as set forth in Part I of Schedule A (ALLTEL Conversion Roles and Responsibilities).

            (iii) Client acknowledges a Conversion project plan must be finalized and agreed to by the Parties on or before September 1, 2004, and that Client must perform the tasks assigned to Client in such plan in a timely and complete manner in order for the Conversion of the Kerrville Access Lines to the ALLTEL System to be achieved by March 31, 2005.

            (iv) Client shall pay ALLTEL $[*****] for each Kerrville Access Line Converted to the ALLTEL System. Such amount shall be paid [*****].

                                       3
****[CONFIDENTIAL]

In the event there are outstanding Class A Incidents relating to such Conversion, the payment due upon completion shall be paid by Client upon resolution of such Class A Incidents.

      (b) Conversion of Acquired Properties. In addition to the Conversion of the Kerrville Access Lines, ALLTEL shall provide Conversion Services requested by Client subject to the following:

            (i) For purposes of this Agreement, the "Conversion Services" provided by ALLTEL shall be the services, functions and responsibilities described in Part I of Schedule A (ALLTEL Conversion Roles and
Responsibilities). Unless otherwise agreed, Client shall retain all other conversion responsibilities.

            (ii) The minimum number of Access Lines to be Converted to the ALLTEL System in any single Conversion shall be [*****] Access Lines.

            (iii) ALLTEL shall not be required to Convert properties with more than [*****] more than [*****] times in a twelve (12) month period.

            (iv) Conversions must be separated by not less than [*****]; provided that, if Client desires to do a Conversion more frequently, ALLTEL shall use its reasonable best efforts to accommodate such request and the Parties shall, to the extent necessary, negotiate in good faith and agree upon revised pricing for such Conversion.

            (v)   ALLTEL charges for Conversion Services shall be as follows:

                  (A) for Conversion of properties with more than [*****] Access Lines, but less than [*****] Access Lines, [*****] per Access Line;

                  (B) for Conversion of properties of [*****] Access Lines, [*****] per Access Line; and

                  (C) notwithstanding (A) or (B) above, if the number of Access Lines for which ALLTEL is providing Services prior to such Conversion is less than the then Minimum Number of Access Lines as set forth in the table in
Section 2.1(b) above and the number of Access Lines after such Conversion is less than [*****], then the charges shall be [*****] per Access Line for all Access Lines up to the then Minimum Number of Access Lines as set forth in the table in Section 2.1(b) above, and the charges for any Access Lines Converted to the ALLTEL System in excess of the then Minimum Number of Access Lines as set forth in the table in Section 2.1(b) above shall be governed by (A) or (B), as applicable. If the number of Access Lines after the Conversion is [*****], then this subsection (C) shall not apply to those

****[CONFIDENTIAL]

Access Lines below the then Minimum Number of Access Lines as set forth in the table in Section 2.1(b) above, and the charges for such Conversion services shall be governed by (A) or (B), as applicable.

            (vi) ALLTEL's charges for conversion services shall be paid [*****]. In the event there are outstanding Class A Incidents relating to such Conversion, the payment due upon completion shall be paid by Client upon resolution of such Class A Incidents.

            (vii) In the event ALLTEL Converts Access Lines to the ALLTEL System after March 31, 2006, ALLTEL shall accrue Conversion charges equal to [*****] per Access Line Converted less the applicable charge under subsection (v) paid by Client (the "Accrued Conversion Charges"). The Accrued Conversion Charges shall be [*****]. In the event this Agreement is terminated for any reason prior to the Expiration Date, Client shall pay the [*****].

      (c) Deconversion. In the event Client converts access lines off of the ALLTEL System (a "Deconversion"). ALLTEL shall provide Deconversion Services requested by Client subject to the following:

            (i) For purposes of this Agreement, the "Deconversion Services" are those services, functions and responsibilities described in Part II of Schedule A. Unless otherwise agreed, Client shall retain all other Deconversion responsibilities.

            (ii) In the event the Deconversion is upon expiration or termination of this Agreement, ALLTEL's charges for such Deconversion Services shall be [*****] if the number of Access Lines is [*****], and [*****] if the number of Access Lines is [*****].

            (iii) In the event the Deconversion is only a reduction in the number of Access Lines of Client to be processed by ALLTEL, ALLTEL's charges for such Deconversion Services shall be $[*****] per Access Line deconverted, with such charges [*****].

            (iv) In the event the Deconversion is part of a transaction (or series of transactions) pursuant to which Access Lines will be converted to the ALLTEL Systems in conjunction with the Deconversion of Access Lines, ALLTEL's charges shall be as follows:

***** [CONFIDENTIAL]

                  (A) for Access Lines Converted to the ALLTEL System, the applicable charges for Conversion Services set forth in Section 4(b);

                  (B) in the event the number of Access Lines converted to the ALLTEL System is equal to or greater than the number of Access Lines Deconverted from the ALLTEL System, [*****]; and

                  (C) in the event the number of Access Lines Converted to the ALLTEL System is less than the number of Access Lines Deconverted from the ALLTEL System, in addition to the charge for Converted Access Lines [*****].

5.    Termination Matters.

      (a) Section 19.5 (Termination for Convenience by Client) is hereby replaced in its entirety with the following:

      "19.5 TERMINATION FOR CONVENIENCE BY CLIENT. Provided that Client is then current on all payments of the Access Line Charges portion of the Service Fees due and owing to ALLTEL with no portion of such Access Line Charges in dispute or in escrow under Section 3.2(b) of the Agreement, Client may unilaterally elect to terminate the Agreement for convenience effective as of any time after September 30, 2007 upon satisfaction of all of the following conditions:

            (a) Client shall notify ALLTEL in writing ("Early Termination Notice") of its intention to terminate the Agreement for convenience at least nine (9) months prior to the proposed early termination date. The date on which Client delivers the Early Termination Notice shall be the "Termination Election Date". Client and ALLTEL shall then begin performing their respective transition obligations under Sections 19.6 and 19.7.

            (b)   Client shall pay to ALLTEL, in accordance with the payment schedule in Section 19.5(c), the (i) unpaid portion of the Service Fees constituting Access Line Charges, whether in dispute or escrow or not, then due and owing to ALLTEL under this Agreement, (ii) unpaid and undisputed portion of the remaining Service Fees (not constituting Access Line Charges) and other charges then due and owing to ALLTEL under this Agreement, (iii) the unamortized Accrued Conversion Charges (as defined in Section 4(b) above), if any, and, (iv) an early termination fee equal to [*****].

***** [CONFIDENTIAL]

            (c) Client shall pay to ALLTEL all of the amounts calculated under subsections 19.5(b)(i) through (iv) within thirty (30) Days before the Termination Completion Date. The Parties agree to use commercially reasonable efforts to resolve all disputes prior to the date that is thirty (30) Days before the Termination Completion Date. If, however, there exists any dispute involving the non-Access Line Charges portion of the Service Fees that has not been resolved prior to the thirtieth
                  (30th) Day before the Termination Completion Date, or if a new dispute occurs after the date that is thirty Days before the Termination Completion Date, then both Parties agree to work together to expeditiously resolve all such disputes in accordance with Section 3.2 of the Agreement in as soon of a time frame as is reasonably practicable. It is the intent of the Parties that there shall exist no disputes or escrow arrangements between the Parties as of the Termination Completion Date.

            (d) Notwithstanding delivery of an Early Termination Notice or payment of fees due in accordance with this Section 19.5, Client shall make all payments due and payable to ALLTEL for Services rendered pursuant to this Agreement until the Termination Completion Date."

      (b) Section 19.9 (Termination for Change in Control) is deleted in its entirety.

6. Service Level Agreements. Exhibit F (Service Level Measurements) of the Agreement is replaced in its entirety with Schedule B of this Ninth Amendment.

7.    ALLTEL LEC Enhancements.

      (a) ALLTEL shall make available to Client all prior and future enhancements to the ALLTEL System for use by Client pursuant to the terms of this Agreement. ALLTEL shall make such enhancements available to Client at no additional cost, except as provided in this Section 7. Client shall be responsible for the cost of implementation of such enhancements, including any modification or retrofitting of the enhancements. At the request of Client, ALLTEL will implement such enhancements as designated by Client using the resources of the Variable Staff (as prioritized by Client) or at the applicable Spot Rates for such services.

      (b) Attached hereto as Schedule C is a list of System Enhancement Requests (SERs) which have been requested and approved by Client. Such SERs shall be completed by ALLTEL, and paid for by Client; provided that, for those SERs on Exhibit C that are designated as a joint project with ALLTEL, Client shall only be required to pay its portion of the development and implementation costs for such SERs.

8. ALLTEL Account Manager. Pursuant to Section 9.1 of the Agreement, Client hereby approves Brian Tapp as the ALLTEL Account Manager.

9. Meetings. Section 9.6 of the Agreement is replaced in its entirety with the following:

      "9.6 Meetings. During the Term of this Agreement, the parties shall conduct the meetings set forth below. The ALLTEL Account Manager, or his designee, shall attend (whether in person or by phone) all meetings:

      (a) Bi-weekly review meetings between ALLTEL and Client designated representatives / teams, covering all aspects of operational and development initiatives underway.

      (b) Monthly review meetings between ALLTEL and Client designated representatives, to review monthly performance against Service Levels as detailed Exhibit F.

      (c) Quarterly meetings at senior executive levels between ALLTEL and Client designated representatives, to review performance, relationship, and strategic aspects of this engagement.

      (d) Quarterly visits by Client designated technical / business team (not to exceed 5 people) to hosting data center or other relevant ALLTEL operations teams for structured interactions with ALLTEL team(s). Such visits shall be at Client's expense.

      (e) Semi-annual review by Client / presentation by ALLTEL of product roadmap-including functional and technical aspects of the product portfolio supporting Client's business operations.

10. Section 22.2 of the Agreement (Assignment) is replaced in its entirety as follows:

      "22.2 ASSIGNMENT.

      (a) Except as provided in Section 22.2 (b) and (d), ALLTEL shall not assign, delegate, or otherwise convey or transfer (the "Assignment") its rights, interests or obligations under this Agreement to any person or entity without the prior written consent of Client, which Client may withhold in its sole discretion. Except as provided in
            Section 22.2(b) and (c), Client shall not assign, delegate, or otherwise convey or transfer (the "Assignment") its rights, interests or obligations under this Agreement to any person or entity without the prior written consent of ALLTEL.

      (b) Either party may assign, delegate, or otherwise convey or transfer its rights, interests or obligations under this Agreement to an Affiliate which expressly assumes such party's obligations and responsibilities hereunder; provided, that the assigning party shall remain fully liable for and shall not be relieved from the full performance of all obligations under this Agreement. Any party assigning its rights or obligations to an Affiliate in accordance with this Agreement shall, within one (1) business Day after such assignment, provide written notice thereof to the other party, together with a copy of the assignment document.

      (c) Client may assign its rights or obligations under this Agreement to a non-Affiliate entity acquiring, directly or indirectly, control of Client, a non-Affiliate entity into which Client is merged, or a non-Affiliate entity acquiring all or substantially all of Client's assets (a "Client Change of Control"), without the approval of ALLTEL, provided such acquisition or merger does not materially change the nature of the Services under this Agreement. If Client undergoes a Client Change in Control, Client shall, within one (1) business Day after the effective date of such change, provide written notice thereof to ALLTEL. The acquirer or surviving entity shall agree in writing to be bound by the terms and conditions of this Agreement.

      (d) ALLTEL may assign its rights or obligations under this Agreement to a non-Affiliate entity acquiring, directly or indirectly, control of ALLTEL Corporation (the corporate parent of ALLTEL), a non-Affiliate entity into which ALLTEL Corporation is merged, or a non-Affiliate entity acquiring all or substantially all of the assets of ALLTEL Corporation (an "ALLTEL Change of Control"), without the approval of Client, provided such acquisition or merger does not materially change the nature of the Services under this Agreement. If ALLTEL Corporation undergoes an ALLTEL Change in Control, ALLTEL shall, within one (1) business Day after the effective date of such change, provide written notice thereof to the other party. The acquirer or surviving entity shall agree in writing to be bound by the terms and conditions of this Agreement.

      (e) Except as provided in Section 22.2(d), ALLTEL shall not assign its rights or obligations under this Agreement to a non-Affiliate entity acquiring, directly or indirectly, control of ALLTEL or an ALLTEL Affiliate to which this Agreement has been assigned, a non-Affiliate entity into which ALLTEL or an ALLTEL Affiliate to which this Agreement has been assigned is merged, or a non-Affiliate entity acquiring all or substantially all of the assets of ALLTEL or an ALLTEL Affiliate to which this Agreement has been assigned, without the approval of Client, which Client may withhold in its sole discretion.

      (f) All obligations and duties of any party under this Agreement shall be binding on all successors in interest and permitted assigns of such party.

      (g) If the other party consents to the Assignment, the proposed assignee or transferee shall, upon completion of the Assignment, automatically succeed to the corresponding rights, interests, and obligations of the assigning and transferring party and shall be a successor of such party for purposes of this Agreement."

11.   Miscellaneous.

      (a) Defined Terms. All capitalized terms not otherwise defined in this Ninth Amendment shall have the same meaning set forth in the Agreement.

      (b) Continuing Effect. Except as herein expressly amended, the Agreement as previously amended is ratified, confirmed and remains in full force and effect.

      (c) Future References. All references to the Agreement shall mean as such Agreement is amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

      (d) Counterparts. This Ninth Amendment may be executed by the Parties hereto individually or in combination, in one or more counterparts, each of which will be an original and all of which will constitute one and the same agreement.

      IN WITNESS WHEREOF, the Parties hereto have caused this Ninth Amendment as of the Ninth Amendment Effective Date by their duly authorized representatives.

ALLTEL COMMUNICATIONS, INC.            VALOR TELECOMMUNICATIONS
                                       ENTERPRISES, LLC

By: /s/ Jeffrey H. Fox                 By: /s/ John J.(Jack) Mueller
    ---------------------------            --------------------------
Name: Jeffrey H. Fox                   Name: John J.(Jack) Mueller
Title: Group President                 Title: President & CEO

                                   SCHEDULE A

          ALLTEL CONVERSION AND DECONVERSION ROLES AND RESPONSIBILITIES

Part I - Conversion Roles and Responsibilities

ALLTEL roles and responsibilities with respect to any Conversion to be provided as set forth in Section 4 of the Ninth Amendment shall be as set forth in Part I of this Exhibit A. ALLTEL will:

(a) Have overall Conversion project responsibility for information technology related to the ALLTEL System, including project planning and management, conversion program design, project support services, testing, exit planning and implementation;

(b) Execute unit, system and integration testing of the ALLTEL System and interfaces;

(c) Map, develop and test conversion programs and source / target systems data, including writing programs to support those Conversions which are automated. Conversion of data will be done in an automated fashion provided that ALLTEL may, in its reasonable discretion and at no additional charge, Convert data in a non-automated manner;

(d)   Conduct mock conversion testing;

(e)   Support Client acceptance testing;

(f) Provide a test environment for all testing phases and provide resources to answer questions regarding how the ALLTEL System functions;

(g)   Implement conversion data to production environment;

(h) Communicate with Client regarding conversion process, including project status reporting;

(i) Participate in the development of business rules to be used for data mapping and verifying data translations;

(j) To the extent possible, synchronize data with data received from source system;

(k) Provide an hour-by-hour implementation plan for the final 24 hours of conversion;

(1)   Perform to mutually agreed Conversion service level metrics;

(m) Provide functional documentation related to ALLTEL System changes made to support the Conversion;

(n)   Identify and reasonably assist Client-controlled configuration changes;

(o) Cooperate with the source company on Conversion timelines and deliverables;

(p) Load data received from the source company. Data fallout, and supporting information, will be provided to Client for required action;

(q)   Execute on conversion data supplied by Client;

(r) Accommodate third-party services and interfaces that are currently supported by ALLTEL (e.g., LIDB, CARE, etc.);

(s)   Provide modifications to support trickle feeds;

(t)   Provide bill formatting that is supported by output processing center;

(u) Provide modifications to existing reports to support segregated and/or combined reporting for the acquired properties/companies as defined by Client;

(v) Provide load balancing of newly acquired lines across the existing bill cycles;

(w) Provide post conversion on-site support for [*****] days after each conversion;

(x) Participate with Valor on gap analysis between source and target systems; provided that, for purposes of clarification, the charges described in Section 4(b) of this Ninth Amendment do not include development efforts to close the functional gaps between the source system and the ALLTEL System;

(y)   Provide prompt post-conversion correction of errors and deficiencies; and

(z)   Provide post-conversion monitoring of the production environment.

Part II - Deconversion Roles and Responsibilities

ALLTEL roles and responsibilities with respect to any Deconversion to be provided as set forth in Section 4 of the Ninth Amendment shall be as set forth in Part II of this Exhibit A. ALLTEL will:

(a) Have deconversion project responsibility for information technology related to the ALLTEL System, including project planning and management, conversion program design, project support services, testing, exit planning and implementation;

***** [CONFIDENTIAL]

(b) Where applicable, participate in and execute the testing of areas for which ALLTEL has a role or responsibility;

(c)   Map, develop and test data extraction programs;

(d) Participate in data mapping and conversion design activities with Client and target company;

(e)   Participate in the development and execution of mock deconversion testing;

(f) Support Client acceptance testing in areas for which ALLTEL has a role or responsibility;

(g) Provide resources to answer questions regarding the ALLTEL System functionality;

(h)   Deliver data extracts for production loading;

(i) Communicate with Client regarding deconversion process, including project status reporting;

(j) Participate in the development of business rules to be used for data mapping and verifying data translations;

(k) Provide an hour-by-hour implementation plan for the final 24 hours of deconversion;

(1) Perform Deconversion Services to mutually agreed standards for timeliness, accuracy and completeness;

(m) Cooperate with the target company on deconversion timelines and deliverables;

(n) Assist in resolving data fallout, and providing supporting information to Client for required action during the testing phase;

(o)   Provide support for [*****] days after deconversion; and

(p)   Provide prompt post-deconversion correction of ALLTEL errors.

***** [CONFIDENTIAL]

                                   SCHEDULE B

                           Service Level Measurements

Exhibit F (Service Level Measurements) of the Agreement is replaced in its entirety with the following:

                                    EXHIBIT F

                           SERVICE LEVEL MEASUREMENTS

1.    GENERAL PROVISIONS.

      1.1 GENERAL. Subject to Section 1.5 below, ALLTEL will perform the Services in accordance with this Exhibit F. Unless otherwise agreed or specified, ALLTEL's performance of the Service Levels shall be measured and reported each month for the period beginning on the first calendar Day of a month and ending on the final calendar Day of such Month (the "Measurement Period").

      1.2 REPORTING. Unless otherwise specifically provided, no later than the twelfth (12th) business Day of each month during the Term, ALLTEL shall provide, in electronic format, results and supporting documentation to verify ALLTEL's actual performance ("Actual Performance") for each Service Level for the previous Measurement Period.

      1.3   DEFINITIONS.

            "ACCESS LINE CHARGES" means the total monthly Access Line Charges invoiced by ALLTEL in any calendar month as provided in Section 2.1 of Exhibit C.

            "ACTUAL PERFORMANCE" shall have the meaning set forth in Section 1.2 of this Exhibit F.

            "ACTUAL UPTIME" means, of the Critical Uptime, the aggregate number of minutes in any Measurement Period during which each System (and, if applicable, each Database for each System) is actually available for use by Client. A System or Database is not available for use if
            (A) (i) any major functionality of the System or Database is not available for use by Client or (ii) the performance of the System or Database is materially degraded, and (B) this has a material adverse impact on Client's ability to conduct its business in a commercially reasonable manner.

            "AT RISK AMOUNT" means [*****] of the Access Line Charges for the applicable month.

***** [CONFIDENTIAL]

            "AVAILABILITY" means Actual Uptime divided by Critical Uptime expressed as a percentage.

            "CREDIT PERCENTAGE" means the Service Level Credit percentage designated for each Service Level.

            "CRITICAL UPTIME" means the aggregate number of minutes during the specified period in any month during which the System or Database described in Section 2.1 is scheduled to be available and measured.

            "MEASUREMENT PERIOD" shall have the meaning set forth in Section 1.1 above.

            "RESOLUTION TIME" means the elapsed time from the time a problem is detected by or reported to ALLTEL to the time the problem is Resolved, as defined in Section 2.9(c) below.

            "RESPONSE TIME" means the internal elapsed host response time in seconds from the entry of a System command within the host to the successful completion of the applicable transaction within the host.

            "ROOT CAUSE ANALYSIS" means the formal process to be used by ALLTEL to diagnose the underlying cause of problems so that corrective action can be taken that will prevent repeat failures. ALLTEL shall implement a Root Cause Analysis as specified in Section 1.4.

            "SERVICE LEVEL" means the level of performance set forth in Section 2 below which a Service Level Failure shall be deemed to occur.

            "SERVICE LEVEL CHANGE PROPOSAL" shall have the meaning set forth in
            Section 1.8 of this Exhibit F.

            "SERVICE LEVEL CREDIT" shall have the meaning set forth in Section 1.7(a) of this Exhibit F.

            "SERVICE LEVEL FAILURE(s)" means performing below the Service Level as defined in Section 2 below.

      1.4 RESPONSE TO SERVICE LEVEL FAILURES. In the event of a Class A Incident or a Service Level Failure (unless such Service Level Failure is subject to an exclusion in Section 1.5), ALLTEL will promptly investigate and correct such Class A Incident or Service Level Failure by:

            (a) promptly investigating and reporting on the causes of the problem;

            (b) promptly reporting problems to Client in accordance with the current escalation process in place between ALLTEL and Client;

            (c) conducting a Root Cause Analysis of such failure and reporting the results of such Root Cause Analysis to Client within [*****];

            (d) correcting the problem as soon as practicable (if within ALLTEL's area of responsibility under the Agreement) or cooperating in the correction of the problem if ALLTEL does not have responsibility for the cause of the problem or the problem is outside of ALLTEL's area of responsibility under the Agreement;

            (e) advising Client of the status of remedial efforts being undertaken with respect to such problem;

            (f) demonstrating to Client's reasonable satisfaction that the causes of such problem have been or will be corrected and the likelihood of reoccurrence has been minimized; and

            (g) taking all commercially reasonable action to prevent any recurrence of such problem.

      1.5 EXCLUSIONS. ALLTEL may exclude from the determination of its Actual Performance with respect to any and all applicable Service Levels the period of time for which any of the conditions set forth below (collectively, "Exclusions") affect ALLTEL's ability to meet such Service Levels.

            (a) Problems resulting from components (hardware, software, network, maintenance) for which ALLTEL is not operationally responsible;

            (b) Client's reprioritization of tasks to be performed by ALLTEL (provided that, if Client has given ALLTEL reasonable advance notice of such reprioritization, ALLTEL has notified Client in advance in writing that such reprioritization will cause ALLTEL to miss such Service Level); or

            (c) Circumstances that excuse performance in connection with a Force Majeure Event as specified in the Agreement.

      1.6 MEASURING TOOLS. ALLTEL will select and use monitoring tools reasonably determined by ALLTEL to measure the Service Levels. Client may review the monitoring tools selected by ALLTEL, and may advise ALLTEL if Client believes the selected tool(s) is not sufficient to measure and report ALLTEL's performance against the Service Levels. If the tool(s) selected by ALLTEL is not sufficient to measure and report valid performance data, ALLTEL shall promptly correct or replace such monitoring tools at no additional cost to Client. If Client asks

***** [CONFIDENTIAL]

            ALLTEL to use a new or different monitoring tool for any other reason, ALLTEL will comply with Client's request so long as such request does not require ALLTEL to incur any out-of-pocket expense or to provide additional hardware, software or personnel resources to acquire, maintain and operate such tools. In the event ALLTEL will incur out-of-pocket expense or must provide additional hardware, software or personnel resources to acquire, maintain and operate such tools, ALLTEL will acquire and utilize such tools provided that Client agrees to reimburse ALLTEL for any out-of-pocket expenses incurred and to compensate ALLTEL for any additional hardware, software or personnel resources required, in each case whether incurred as a one-time expense or as an on-going basis, for the use and operation of such tool. ALLTEL's charges for acquisition and utilization of a new tool requested by Client shall be subject to Client's prior approval of such charges. In the event Client does not approve ALLTEL's charges, ALLTEL shall not be obligated to provide such requested tool.

      1.7   SERVICE LEVEL CREDITS.

            (a) Service Level Credits. In the event of a Service Level Failure, and such failure is not excused as provided in
                  Section 1.5, ALLTEL shall accrue a Service Level Credit to Client as follows:

                  (i) For each Service Level Failure, a Service Level Credit that will be computed in accordance with the following formula:

                        Service Level Credit = A x B

                        Where:

                        A = [*****]

                        B = [*****]

                  (ii) If more than one Service Level Failure has occurred in a single month the sum of the corresponding Service Level Credits shall be accrued by ALLTEL.

                  (iii) ALLTEL shall notify Client in writing if Client becomes entitled to a Service Level Credit, which notice shall be provided monthly and shall describe the Service Level Failure(s). Except as provided in Sections 2.6(c) and 2.10, the total Service Level Credits for Service Level Failure(s) occurring each month shall appear as a credit on the invoice that contains Access Line Charges for the month during which the Service Level Failure(s) giving rise to such Service

*****[CONFIDENTIAL]

                        Level Credits occurred (e.g., the amount of Service Level Credits to be credited with respect to Service Level Failures occurring in August shall be set forth in the invoice for the August Access Line Charges issued in September).

            (b) Earnback. ALLTEL shall have the opportunity to earn back Service Level Credits as described in this Section 1.7(b). If ALLTEL meets or exceeds the Service Level for [*****] which such Service Level Credit was assessed for such Service Level, then ALLTEL may invoice Client for the amount of such Service Level Credit on its next monthly invoice ("Earnback Credit").

            (c) Single Incident/Multiple Failures. If a single incident or event in any Measurement Period results in the failure of ALLTEL to meet more than one Service Level, [*****]

            (d) Remedies. Under no circumstances shall the imposition of Service Level Credits be construed as Client's sole or exclusive remedy for any Service Level Failure. [*****]

      1.8 CHANGE MANAGEMENT PROCESS. New Service Levels may be added or replaced, or existing Service Levels may be modified or deleted, through the process set forth in this Section 1.8, in order to achieve a fair, reasonable, attainable, accurate, meaningful, and consistent measurement of ALLTEL's performance of the Services.

            (a) Trigger Events. Events or changes that significantly affect Client requirements or ALLTEL's delivery of Services could trigger the need to delete or modify existing or add new Service Levels. Such events and changes include the Parties planning process, changes in Client's business (e.g., business requirements, acquisitions, divestitures, changes in volumes), additions of new Services, elimination of Services, regulatory requirements, audit requirements or emerging technology. The Parties

                                      B-5
*****[CONFIDENTIAL]
                  shall review Service Levels on an annual basis for currency, fairness, reasonableness, attainability, accuracy and completeness.

            (b) Service Level Agreement Change Assessment. Upon identifying the need to add, delete or modify a Service Level, Client or ALLTEL shall prepare a written analysis that supports such modification, addition or deletion (a "Service Level Change Proposal") and submit it to the ALLTEL Account Manager or Client Project Manager, as applicable. The Parties shall then review the Service Level Change Proposal and the receiving Party shall have forty-five (45) Days to respond with an assessment of the ramifications of the request (i.e. cost impacts, business ramifications, etc.). All Service Level Change Proposals must be mutually agreed upon (and agreement may not be unreasonably withheld conditioned, or delayed by either Party) before any Service Levels are added, deleted or modified and shall be prioritized in accordance with the Change Management Process described in Section 11 of the Agreement. If new Service Levels are added or existing Service Levels modified, the Parties agree that [*****].

      1.9   TERMINATION RIGHTS. [*****]

                                      B-6
*****[CONFIDENTIAL]

      1.10  MISCELLANEOUS.

            (a) Times. Unless otherwise specifically provided, all references to times shall mean Central Standard Time or Central Daylight Time, as applicable.

            (b) Downtime/Maintenance. During Critical Uptime, ALLTEL shall not schedule or, except in the case of an emergency, shall not perform maintenance on the Applications being measured.

2. SERVICE LEVELS. Attached hereto as Attachment A is a matrix which identifies the Service Levels by Application. The specific Service Level measurements are set forth in this Section 2.

      2.1   AVAILABILITY.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to maintain the aggregate and individual Availability so as to meet or exceed the Service Level set forth in this Section 2.1.

      (b) Critical Uptimes. Availability shall be measured during the Measurement Period based on the Critical Uptime Periods and Maintenance Windows for each System or associated Database set forth below. A "Database" is a separate system database for the applicable System. As of the Ninth Amendment Effective Date, there are [*****] Databases to be measured for Availability purposes.

SYSTEMS/
DATABASES                CRITICAL UPTIME PERIODS                     MAINTENANCE WINDOW
--------                 -----------------------                     ------------------

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]
                [*****]

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]
                [*****]

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]
                                                                   [*****]
                                                                   [*****]

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]
                [*****]                                            [*****]
                                                                   [*****]

[*****]         [*****]                                            [*****]

                                      B-7
*****[CONFIDENTIAL]

SYSTEMS/
DATABASES                CRITICAL UPTIME PERIODS                     MAINTENANCE WINDOW
--------                 -----------------------                     ------------------
[*****]         [*****]                                            [*****]

[*****]         [*****]                                            [*****]
[*****]         [*****]                                            [*****]
                [*****]

* Excludes a one (1) hour window nightly to reinitialize (reboot) system, if needed.

      (c)   Measurements.

            (i) Aggregate Availability. The Actual Performance for aggregate Availability for all Systems and Databases listed shall be expressed as a percentage and calculated in accordance with the following process:

            Aggregate Availability = ((Sigma) Actual Uptime for all Databases for all listed Systems during Critical Uptime / (Sigma) Critical Uptime for all Databases for all listed Systems) * 100

            Notwithstanding the above measurement, if the Availability for any single System or Database falls below [*****]% as computed above, this Service Level will be deemed to have been missed, even if the Aggregate Availability meets the Service Level.

            (ii) Service Levels for Availability. The Service Levels and Credit Percentage for Availability are as follows:

 SYSTEM       SERVICE LEVEL               CREDIT PERCENTAGE
 ------       -------------               -----------------
Aggregate of     [*****]                        [*****]%
all
Databases
and all
Systems

Each             [*****]%
Database

            (iii) Single Service Level Credit. Should a Service Level Failure occur, whether for the aggregate measurement or the measurement for any single Database, a Service Level Credit will be accrued for the first instance of a Service Level Failure and there shall be no further Service Level Credits for any other Service Level Failures that month for Availability. In the event of a Service Level Failure for any single System or Database, ALLTEL may not earn an Earnback Credit for that month even if the Service Level has been achieved on an aggregate basis.

                                      B-8
*****[CONFIDENTIAL]

      2.2   CAMS SYSTEM RESPONSE TIME.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to maintain the System Response Times for CAMS so as to meet or exceed the Service Level set forth in this Section 2.2.

            (b) Measurement. The Actual Performance for System Response Time for CAMS shall be calculated in accordance with the following process:

            CAMS System Response Time = (Sigma) Response Time for internal CICS transactions in CAMS during Critical Uptime / total number of internal CICS transactions in CAMS during Critical Uptime. For purposes of this measurement, Critical Uptime for CAMS is as set forth in Section 2.1(b) above.

            (iii) Service Level for CAMS System Response Time. The Service Level and Credit Percentage for CAMS System Response Time are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
[*****]              [*****]%

      2.3   MEDIATION SUCCESS - ON NET TIMELINESS.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to perform Mediation Success - On Net Timeliness so as to meet or exceed the Service Level set forth in this Section 2.3.

      (b) Measurement. The Actual Performance for Mediation Success - On Net Timeliness shall be expressed as a percentage where the numerator is the number of polling sites polled on the scheduled polling date and the denominator is the number of polling sites to be polled during the Measurement Period.

      (c) Service Levels for Mediation Success - On Net Timeliness. The Service Level and Credit Percentage for Mediation Success - On Net Timeliness are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
   [*****]%     [*****]%

      (d) Other. Polling shall not be scheduled during the maintenance window for Billdats.

                                      B-9
*****[CONFIDENTIAL]

      2.4   MEDIATION SUCCESS - ON NET COMPLETENESS.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to perform Mediation Success - On Net Completeness so as to meet or exceed the Service Level set forth in this Section 2.4.

      (b) Measurement. The Actual Performance for Mediation Success - On Net Completeness shall be expressed as a percentage where the numerator is the completed blocks of switch data retrieved from polling sites to the total blocks of switch data to be retrieved for the Measurement Period and the denominator is the total blocks of switch data to be retrieved.

      (c) Service Levels for Mediation Success - On Net Completeness. The Service Level and Credit Percentage for Mediation Success - On Net Completeness are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------

  [*****]%            [*****]%

      (d) Effective Date. This Mediation Success - On Net Completeness Service Level shall become effective on the 1st day of the month which begins [*****] after the Ninth Amendment Effective Date.

      2.5   RATING SUCCESS.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to rate collected call records so as to meet or exceed the Service Level set forth in this Section 2.5.

      (b) Measurement. The Actual Performance for Rating Success shall be expressed as a percentage where the numerator is the number of collected call records processed by MPS within two (2) days after collection of such records by Billdats during the Measurement Period and the denominator is the number of collected call records to be processed by MPS during the Measurement Period.

      (c) Service Levels for Rating Success. The Service Level and Credit Percentage for Rating Success are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
   [*****]%           [*****]%

      (d) Effective Date. This Rating Success Service Level shall become effective on the 1st day of the month which begins [*****] after the Ninth Amendment Effective Date.

                                      B-10
***** [CONFIDENTIAL]

      2.6   BILLING ACCURACY.

      (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to maintain Billing Accuracy as to meet or exceed the Service Level set forth in this Section 2.6.

      (b) Measurement. The Actual Performance for Billing Accuracy shall be calculated on a calendar month basis in accordance with the following formula and expressed as a percentage:

            Billing Accuracy = ((Total Number of Accounts billed during a month
            - Bills in Error) / Total number of Accounts billed during a month)
            * 100.

      Client shall, as part of its bill verification process, verify at least [*****]% of bills per cycle during each Measurement Period. Client shall perform such bill verification in good faith and in a commercially reasonable manner. However, if Client performs such bill verification in good faith and in a commercially reasonable manner and Client nonetheless fails to detect an ALLTEL Error, such failure shall not relieve ALLTEL of responsibility for such ALLTEL Error for purposes of this Service Level, even if Client arguably should have detected such error.

      For purposes of this Section 2.6, the termination trigger specified in subpart (ii) of Section 1.9 shall be replaced with the following: "there are Service Level Failures attributable to the same root cause in [*****],"

      (c)   Definitions. For purposes of this Section 2.6:

      "AGREED PARAMETERS" means taxes, ASOC and toll rating, optional calling plans, other charges and credits, proration calculations, unreadable information or bill truncation and subtotal and total bill amounts, and such other parameters as may be mutually agreed upon in writing by the Parties.

      "ALLTEL ERRORS" means billing errors within the Agreed Parameters that are identified within 30 days after the mailing of the Bills in Error, and that directly result from the action or omission of ALLTEL. ALLTEL Errors shall not include the following:

      (i) errors resulting from ALLTEL complying with specifications or instructions received from Client;

      (ii) errors detected by Client in bill verification process, unless Client informs ALLTEL of such error by promptly opening a Class A Incident, Client requests that it be corrected prior to the issuance of the bill and ALLTEL fails to correct such error prior to issuance of the bill;

      (iii) errors detected that were signed off by Client in quality assurance;

      (iv) errors in data received from Client-authorized third parties, such as AT&T; or

      (v)   erroneous table entries made by Client;

                                      B-11
***** [CONFIDENTIAL]

      (vi)  errors in data controlled by Client, such as Table Administration.

Billing Accuracy shall be reported in the Service Level report after the 30-day period for the identification of ALLTEL Errors. Thus, for example, for bills issued in May, ALLTEL Errors may be identified in the period ending June 30, and Billing Accuracy will then be reported in the Service Level report delivered in July.

      "BILLS IN ERROR" means the total number of bills issued during the Measurement Period that contain ALLTEL Errors.

            (c) Service Levels. The Service Level and Credit Percentage for Billing Accuracy are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
  [*****]%          [*****]%

      (d) Effective Date. ALLTEL shall begin measuring and reporting Billing Accuracy in accordance with this Section 2.6 on the Ninth Amendment Effective Date. ALLTEL shall use reasonable best efforts to meet the Billing Accuracy Service Level beginning on such date. However, ALLTEL shall not be subject to the imposition of Service Level Credits for any failure to meet the Billing Accuracy Service Level during the nine (9) months immediately following the Ninth Amendment Effective Date, nor shall the provisions of Section 1.9 (as amended in the next paragraph) apply during such nine (9) month period. During that period, ALLTEL and Client shall work cooperatively to identify and implement any changes required for ALLTEL to meet the Billing Accuracy Service Level. As part of such effort, the Parties shall work cooperatively to identify and, subject to Client's reasonable approval, implement measures to improve the bill verification process of Client.

      If, after measuring Billing Accuracy performance for three (3) months, the Parties conclude that ALLTEL, despite using reasonable best efforts, is unable to meet this Service Level, the Parties shall develop and implement a corrective action plan to (i) identify the root cause(s) of such inability to meet the Billing Accuracy Service Level and (ii) implement any additional changes that may be required for ALLTEL to meet the Billing Accuracy Service Level.

      2.7   BILLING TIMELINESS - END USER BILLING

            (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to undertake Billing Timeliness - End User Billing so as to meet or exceed the Service Level set forth in this Section 2.7.

            (b) Measurement. The Actual Performance for Billing Timeliness - End User Billing shall be expressed as a percentage where the numerator is the total number of bills released by Client by 6:00 PM on day 1 delivered to the US Postal Service by 8:00 PM on second

                                      B-12
***** [CONFIDENTIAL]
business day (Monday-Friday) after release by Client and the denominator is the total number of Bills eligible for delivery to the US Postal Service.

            (c) Service Levels. The Service Level and Credit Percentage for Billing Timeliness - End User Billing are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
  [*****]%          [*****]%

      2.8   BILLING TIMELINESS - ACCESS BILLING

            (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to undertake Billing Timeliness - Access Billing so as to meet or exceed the Service Level set forth in this Section 2.7.

            (b) Measurement. The Actual Performance for Billing Timeliness - Access Billing shall be expressed as a percentage where the numerator is the total number of Access Bills delivered to the US Postal Service within three business days after Client approval and the denominator is the total Access Bills approved by Client.

            (c) Service Levels. The Service Level and Credit Percentage for Billing Timeliness - Access Billing are as follows:

SERVICE LEVEL   CREDIT PERCENTAGE
-------------   -----------------
  [*****]%          [*****]%

      2.9   INCIDENT MANAGEMENT.

            (a) General. Subject to the Exclusions set forth in Section 1.5 of this Exhibit F, ALLTEL shall use its reasonable best efforts to undertake Incident Management so as to meet or exceed the Service Levels set forth in this
Section 2.9.

            (b) Classification of Incidents. All incidents shall be classified by ALLTEL, with Client's reasonable approval, as Class-A, Class-B or Class-C in accordance with the definitions and criteria set forth in the following table:

                                      B-13
***** [CONFIDENTIAL]

  CLASS             DEFINITION                                 EXAMPLE
  -----             ----------                                 -------
Class-A     Client is unable to:                               [*****]
Incidents   -        Conduct primary
            business functions;
            -        Support customers.





Class-B     -       Significant impact                         [*****]
Incidents   on the Client's ability to
            conduct business;
            -       No immediate
            solution;
            -       Problem resolution
            is critical;
            -       No workaround.



Class-C     -       Incident other than a                      [*****]
Incidents   Class-A or a Class-B
            Incident



            (c) Measurements. Incident Management shall be measured for each Measurement Period as follows:

                  (1) Resolve or Resolution. The time to resolve an incident shall be calculated as the time between when the incident is detected by ALLTEL or reported by Client to ALLTEL and when the incident is "Resolved". An incident shall be deemed to have been Resolved when service is restored in all material respects and the Client is able to again perform its business functions in a commercially reasonable manner. A Resolution can be accomplished with a reasonable workaround. For purposes of this provision, a Class-A Incident is Resolved when a workaround is in place to make it a Class-B Incident; provided that the time to resolve

                                      B-14
***** [CONFIDENTIAL]
such Class-B Incident shall include the time during which the Incident was a Class-A. The same shall be true for the Resolution of a Class-B Incident by moving such Incident into a Class-C Incident.

                  (2) The Average Resolution Time for Class-A Incidents shall be calculated in days for each Measurement Period as follows:

            Class-A Incident Average Resolution Time = (Sigma) Time period to Resolve each Class-A Incident / Total number of Class-A Incidents Resolved during the Measurement Period.

                  In the event there are zero (0) Class-A Incidents reported in a Measurement Period, then a Service Level Credit shall not be accrued by ALLTEL.

                  (3) The Average Resolution Time (ART) for Class-B Incidents calculated in days for each Measurement Period as follows:

            Class-B Incident Average Resolution Time (ART) = (Sigma) Time period to Resolve each Class-B Incident / Total number of Class-B Incidents Resolved

                  In the event there are zero (0) Class-B Incidents reported in a Measurement Period, then a Service Level Credit shall not be accrued by ALLTEL.

            (d) Service Levels. The Service Level and Credit Percentage for Incident Management are as follows:

                                                  CREDIT
                              SERVICE LEVEL     PERCENTAGE
                              -------------     ----------
Class-A Incident Average         [*****]         [*****]%
Resolution Time

Class-B Incident Average         [*****]         [*****]%
Resolution Time

      2.10  APPLICATION SUPPORT SERVICES

            (a) General. Subject to the exclusions set forth in Section 1.5 of this EXHIBIT F, ALLTEL shall use its reasonable best efforts to provide Applications project support as to meet or exceed the Service Levels set forth in this Section 2.10.

            (b) Measurements. Application project support shall be measured as follows:

                  (i)   The Measurement Period shall be semi-annual.

                                      B-15
***** [CONFIDENTIAL]

 (ii) Project Timeliness - the percentage of all Application support projects completed by ALLTEL in no greater than [*****]% of the time deadlines identified at the completion of the analysis and design phase for the deliverable in question. In the event the scope of the project is modified by the Parties, the time deadline for purposes of this measurement shall be modified to reflect such scope change. A project shall be complete when implemented into production. Projects measured are those completed during the Measurement Period.

                  (iii) Project Budget - the percentage of Application support projects undertaken by ALLTEL that are completed within [*****]% of the budgeted hours identified at the completion of the analysis and design phase for the deliverable in question. In the event the scope of the project is modified by the Parties, the budgeted hours for purposes of this measurement shall be modified to reflect such scope change. A project shall be complete when implemented into production. Projects measured are those completed during the Measurement Period.

            (c) Service Levels. The Service Level and Credit Percentage for Application support projects are as follows:

                                                  CREDIT
                           SERVICE LEVEL        PERCENTAGE
                           -------------        ----------
Project Timeliness            [*****]%           [*****]%
Project Budget                [*****]%           [*****]%

3.    ADDITIONAL SERVICES LEVEL MATTERS.

      3.1 CCS SYSTEM RESPONSE TIME. Within sixty (60) days after the Ninth Amendment Effective Date, the Parties agreed to establish a Service Level to measure System Response Time for CCS as follows:

      (i) ALLTEL shall use Concord AR as the measuring tool for this Service Level.

      (ii)  The Credit Percentage shall be [*****]%.

      (iii) The Parties shall define the CCS transactions to be measured (the "Measured Transactions").

      (iv)  The Service Level measurement shall be:

                                     [*****]

***** {CONFIDENTIAL]

      (v)   The Parties shall mutually agree on the Service Level.

      3.2 TARP SYSTEM RESPONSE TIME. ALLTEL acknowledges that Client desires to measure the internal response time of TARP. Client acknowledges that ALLTEL does not currently measure the internal response time of TARP and does not have a measuring tool for that purpose. The Parties agree to work in good faith to establish a TARP System Response Time Service Level, subject to the following:

      (i) ALLTEL shall determine the measuring tool to be used, with the acquisition(or, if applicable, development) and use of such tool being subject to Section 1.6 above.

      (ii)  The Credit Percentage shall not exceed [*****]%.

      (iii) The Parties shall define the TARP transactions to be measured (the "TARP Measured Transactions").

      (iv)  The Service Level measurement shall be:

      [*****]

      (v)   The Parties shall mutually agree on the Service Level.

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                                      B-17

***** {CONFIDENTIAL]

                           Attachment A to Exhibit F

                      Service Level Matrix by Application

             On Line       System Response       Polling         Polling
           Availability         Time            Timeliness      Completeness   Rating    Billing Accuracy
           ------------         ----            ----------      ------------   ------    ----------------
CCS             X                X
CAMS/MPS        X                X                                               X             X
CABS            X                                                                              X
TBS             X
MIROR           X
TARP            X                X
WFM             X
BILLDATS                                            X                X


            Billing        Class A       Class B
           Timeliness     Resolution    Resolution  Project Timeliness      Project Budget
           ----------     ----------    ----------  ------------------      --------------
CCS                           X             X              X                      X
CAMS/MPS        X             X             X              X                      X
CABS            X             X             X              X                      X
TBS                           X             X              X                      X
MIROR                         X             X              X                      X
TARP                          X             X              X                      X
WFM                           X             X              X                      X
BILLDATS                      X             X              X                      X

                                   SCHEDULE C

                              Client Approved SERs

SER#        SER Topic
E30114 -    Road America Data Transfer
E30154 -    Set-up Carriers to Receive Toll Termination
E30202 -    LICT Breakage Report
E30256 -    Reference Data and ICP Enhancement
E30272 -    Assign CIC Code Based on OCN
E30285 -    PUC Reports Enhancement
E30314 -    Fault Placement for 120/121 Reports
E30324 -    Reduce Steps Non Pub/Listed Data
E30327 -    Digiserv MIROR Extract Change
E30413 -    Product Recommender Data Feed
E30452 -    Create Cellular Type 1 LSPID
E30466 -    IVR Interface to TARP - Phase I
E39466 -    IVR Interface to TARP - Phase 2
E40001 -    EchoStar (Satco) Dish Network Billing - Joint Project with ALLTEL
E40013 -    Change Primary Listing Window
E40021 -    Valornet Pop-up Window
E40022 -    Wireline to Wireless Number Portability
E40046 -    Solution for Ported Usage
E40051 -    Directory Modify Class Heading Edits
E40052 -    Limit Access to CLEC Accounts
E40054 -    Cost Recovery Charge Change

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                                       C-1